SUPPLEMENTAL INFORMATION

FOR THE SIX MONTHS ENDED JUNE 30, 2016 AND 2015

WP GLIMCHER

SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

CONSOLIDATED STATEMENTS OF OPERATIONS
WP Glimcher Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015

Revenue:
Minimum rent (see components on page 4)	$141,257	$161,695	$284,362	$322,601
Overage rent	1,911	2,291	5,368	5,555
Tenant reimbursements	59,410	67,437	117,366	136,682
Other income (see components on page 4)	3,160	6,105	8,673	10,408
Total revenues	205,738	237,528	415,769	475,246

Expenses:
Property operating	(39,525)	(51,140)	(83,459)	(102,249)
Real estate taxes	(26,397)	(27,737)	(50,888)	(58,262)
Advertising and promotion	(2,597)	(2,646)	(4,829)	(5,321)
Total recoverable expenses	(68,519)	(81,523)	(139,176)	(165,832)
Depreciation and amortization	(69,232)	(91,453)	(140,635)	(183,637)
Provision for credit losses	(1,763)	(883)	(2,495)	(1,581)
General and administrative	(9,432)	(11,889)	(20,236)	(21,478)
Merger, restructuring and transaction costs	(29,914)	(4,903)	(29,914)	(25,713)
Ground rent	(1,043)	(2,071)	(2,100)	(4,444)
Total operating expenses	(179,903)	(192,722)	(334,556)	(402,685)

Operating Income	25,835	44,806	81,213	72,561

Interest expense, net	(34,466)	(38,778)	(71,814)	(75,892)
Gain on extinguishment of debt, net	34,078	—	34,078	—
Income and other taxes	(114)	(528)	(1,093)	(973)
Loss from unconsolidated entities, net	(508)	(1,703)	(1,669)	(1,487)
(Loss) gain on disposition of interests in properties, net	(88)	5,147	(2,297)	5,147

Net income (loss)	24,737	8,944	38,418	(644)
Net income (loss) attributable to noncontrolling interests	3,422	1,048	5,081	(1,248)
Net income attributable to the Company	21,315	7,896	33,337	604
Less: Preferred share dividends	(3,508)	(3,995)	(7,016)	(8,973)
Net income (loss) attributable to common shareholders	$17,807	$3,901	$26,321	$(8,369)

Earnings (loss) per common share, basic and diluted	$0.10	$0.02	$0.14	$(0.05)

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
WP Glimcher Inc.
(Unaudited, dollars in thousands)

	June 30,	December 31,
	2016	2015
Assets:
Investment properties at cost	$6,491,583	$6,568,662
Construction in progress	91,958	87,538
	6,583,541	6,656,200
Less: accumulated depreciation	2,270,747	2,225,750
	4,312,794	4,430,450

Cash and cash equivalents	63,445	116,253
Tenant receivables and accrued revenue, net (see components on page 3)	83,207	91,603
Real estate assets held-for-sale	—	30,000
Investment in and advances to unconsolidated entities, at equity	468,798	488,071
Deferred costs and other assets (see components on page 3)	288,622	303,232
Total assets	$5,216,866	$5,459,609

Liabilities:
Mortgage notes payable	$1,672,915	$1,793,439
Notes payable	247,274	246,728
Unsecured term loans	1,333,920	1,332,812
Revolving credit facility	256,267	275,622
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	361,252	379,112
Distributions payable	2,992	2,992
Cash distributions and losses in partnerships and joint ventures, at equity	15,389	15,399
Total liabilities	3,890,009	4,046,104

Redeemable noncontrolling interests	5,765	6,132

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	98,325
Common stock	19	19
Capital in excess of par value	1,234,277	1,225,926
Accumulated deficit	(280,623)	(214,243)
Accumulated other comprehensive (loss) income	(14,295)	1,716
Total stockholders' equity	1,141,954	1,215,994
Noncontrolling interests	179,138	191,379
Total equity	1,321,092	1,407,373
Total liabilities, redeemable noncontrolling interests and equity	$5,216,866	$5,459,609

SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
WP Glimcher Inc.
(dollars in thousands)

	Consolidated	Pro-Rata	Total	Consolidated	Pro-Rata	Total
	Balances	Balances	Balances	Balances	Balances	Balances
	6/30/2016	6/30/2016	6/30/2016	12/31/2015	12/31/2015	12/31/2015

Tenant accounts receivable and accrued revenue, net:
Straight-line receivable	$40,067	$2,894	$42,961	$39,092	$1,580	$40,672
Tenant receivable	12,042	2,017	14,059	14,027	2,947	16,974
Allowance for doubtful accounts, net	(8,625)	(996)	(9,621)	(4,513)	(627)	(5,140)
Unbilled receivables and other	39,723	7,622	47,345	42,997	10,932	53,929
Total	$83,207	$11,537	$94,744	$91,603	$14,832	$106,435

Deferred costs and other assets:
Deferred leasing, net	$97,866	$13,810	$111,676	$100,837	$14,955	$115,792
In place lease intangibles, net	84,642	31,959	116,601	99,836	36,007	135,843
Acquired above market lease intangibles, net	40,393	20,536	60,929	47,285	22,042	69,327
Mortgage and other escrow deposits	33,702	5,949	39,651	38,906	5,223	44,129
Prepaids, notes receivable and other assets, net	32,019	1,162	33,181	16,368	886	17,254
Total	$288,622	$73,416	$362,038	$303,232	$79,113	$382,345

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$207,498	$15,492	$222,990	$196,800	$19,125	$215,925
Below market leases, net	119,839	39,059	158,898	134,315	44,158	178,473
Other	33,915	5,052	38,967	47,997	4,405	52,402
Total	$361,252	$59,603	$420,855	$379,112	$67,688	$446,800

SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF MINIMUM RENTS AND OTHER INCOME
WP Glimcher Inc.
(unaudited, dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015 (1)	2016	2015 (1)

Components of Minimum Rents:

Base rent	$134,452	$145,796	$269,348	$292,511
Mark-to-market adjustment	2,119	6,364	4,002	11,003
Straight-line rents	146	1,725	(100)	3,320
Temporary tenant rents	4,540	7,810	11,112	15,767
Total Minimum Rents	$141,257	$161,695	$284,362	$322,601

Components of Other Income:
Sponsorship and other ancillary property income	$1,025	$3,932	$3,984	$7,426
Fee income	1,765	876	3,213	972
Lease termination income	86	701	436	1,324
Other	284	596	1,040	686
Total Other Income	$3,160	$6,105	$8,673	$10,408

(1) Some reclassifications have been made for consistent presentation, primarily from temporary tenant rents to sponsorship and other ancillary property income.

SUPPLEMENTAL INFORMATION | 4

CALCULATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
WP Glimcher Inc.
(dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Funds from Operations ("FFO"):
Net income (loss)	$24,737	$8,944	$38,418	$(644)
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	(4,055)	(7,136)	(9,083)
Real estate depreciation and amortization, including joint venture impact	76,900	95,518	156,312	187,200
Noncontrolling interests portion of depreciation and amortization	(40)	(41)	(79)	(74)
Loss (gain) on sale of interests in properties	88	(5,147)	2,297	(5,147)
Net loss (income) attributable to noncontrolling interest holders in properties	8	(3)	14	—
FFO	$98,125	$95,216	$189,826	$172,252

Adjusted Funds from Operations:
FFO	$98,125	$95,216	$189,826	$172,252
Add back: Merger, restructuring and transaction costs	29,914	4,903	29,914	25,713
Add back: Bridge loan fee amortization	—	6,307	—	10,428
Gain on extinguishment of debt, net	(34,078)	—	(34,078)	—
Adjusted FFO	$93,961	$106,426	$185,662	$208,393

Weighted average common shares outstanding - diluted	220,475	220,252	220,373	217,662

FFO per diluted share	$0.45	$0.43	$0.86	$0.79
Total adjustments	$(0.02)	$0.05	$(0.02)	$0.17
Adjusted FFO per diluted share	$0.43	$0.48	$0.84	$0.96

Non-cash items included in FFO:
Non-cash stock compensation expense - excluding expenses included in the merger, restructuring and transaction costs above	$1,633	$2,821	$2,308	$5,137
Straight-line adjustment as an increase to minimum rents (1)	$819	$1,852	$1,132	$3,451
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$342	$539	$685	$1,210
Fair value of debt amortized as a decrease to interest expense (1)	$1,762	$6,445	$3,750	$9,169
Loan fee amortization - excluding bridge loan (1)	$1,392	$760	$3,207	$59
Mark-to-market/inducement adjustment as an increase to base rents (1)	$3,713	$6,683	$6,888	$11,322
Non-real estate depreciation (1)	$2,054	$1,476	$3,828	$2,779
Hedge ineffectiveness as an increase to interest expense	$570	$—	$2,950	$—

(1) includes the pro-rata share of the joint venture properties

SUPPLEMENTAL INFORMATION | 5

NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
WP Glimcher Inc.
Including Pro-Rata Share of Unconsolidated Properties
(dollars in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2016	2015	Variance $		2016	2015	Variance $

Reconciliation of Comp NOI to Operating Income
Operating income	$25,835	$44,806	$(18,971)		$81,213	$72,561	$8,652

Depreciation and amortization	69,232	91,453	(22,221)		140,635	183,637	(43,002)
General and administrative	9,432	11,889	(2,457)		20,236	21,478	(1,242)
Merger, restructuring and transaction costs	29,914	4,903	25,011		29,914	25,713	4,201
Fee income	(1,765)	(876)	(889)		(3,213)	(972)	(2,241)
Management fee allocation	3,159	4,722	(1,563)		6,769	8,630	(1,861)
Adjustment to include Glimcher NOI from prior to merger (2)	—	—	—		—	4,186	(4,186)
Pro-rata share of unconsolidated joint ventures in comp NOI	11,425	(2,568)	13,993		22,591	(8,067)	30,658
Property allocated corporate expense	3,427	1,732	1,695		6,773	3,102	3,671
Non-comparable properties and other (1)	100	(322)	422		(239)	(1,821)	1,582
NOI from sold properties	(1,572)	(3,678)	2,106		(1,867)	(4,986)	3,119
Termination income and outparcel sales	(86)	(1,158)	1,072		(1,066)	(1,791)	725
Straight-line rents as an adjustment to minimum rents	(146)	(1,725)	1,579		100	(3,320)	3,420
Ground lease adjustments for straight-line and fair market value	(5)	449	(454)		(10)	1,120	(1,130)
Fair market value adjustments to base rents	(2,119)	(6,364)	4,245		(4,002)	(11,003)	7,001
Less: non-core properties (3)	(3,991)	(4,539)	548		(8,800)	(9,524)	724

Comparable NOI - core portfolio	$142,840	$138,724	$4,116		$289,034	$278,943	$10,091
Comparable NOI percentage change - core portfolio			3.0%				3.6%

Comparable NOI - total portfolio (including non-core)	$146,831	$143,263	$3,568		$297,834	$288,467	$9,367
Comparable NOI percentage change - total portfolio			2.5%				3.2%

(1) Represents an adjustment to remove the NOI amounts from properties not owned and operated in all periods presented. The assets acquired as part of the Merger are included in comparable NOI, as described in note 2 below.

(2) Represents an adjustment to add the historical NOI amounts from the 23 properties acquired in the Merger for periods prior to the January 15, 2015 Merger date. This adjustment is included to provide comparability across the periods presented.

(3) NOI from the five non-core properties held in each period presented.

	Three Months Ended June 30,				Six Months Ended June 30,
	2016	2015	Variance $	Variance %	2016	2015	Variance $	Variance %
Comparable Core Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$143,577	$139,947	$3,630	2.6%	$290,553	$283,752	$6,801	2.4%
Overage rent	2,368	2,302	66	2.9%	5,698	5,179	519	10.0%
Tenant reimbursements	61,564	60,849	715	1.2%	122,342	126,120	(3,778)	-3.0%
Other	1,497	3,162	(1,665)	-52.7%	4,413	5,666	(1,253)	-22.1%
Total revenue	209,006	206,260	2,746	1.3%	423,006	420,717	2,289	0.5%

Expenses:
Recoverable expenses	(62,736)	(65,274)	2,538	-3.9%	(127,987)	(137,441)	9,454	-6.9%
Provision for credit losses	(1,876)	(769)	(1,107)	144.0%	(2,803)	(1,374)	(1,429)	104.0%
Ground rent	(1,554)	(1,493)	(61)	4.1%	(3,182)	(2,959)	(223)	7.5%
Total operating expenses	(66,166)	(67,536)	1,370	-2.0%	(133,972)	(141,774)	7,802	-5.5%

Comp NOI - Excluding non core properties	$142,840	$138,724	$4,116	3.0%	$289,034	$278,943	$10,091	3.6%

Comp NOI - Core enclosed retail properties	$109,025	$105,397	$3,628	3.4%	$221,743	$213,681	$8,062	3.8%
Comp NOI - Community centers	$33,815	$33,327	$488	1.5%	$67,291	$65,262	$2,029	3.1%

SUPPLEMENTAL INFORMATION | 6

STATEMENTS OF OPERATIONS
INCLUDING PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES
WP Glimcher Inc.
(Unaudited, dollars in thousands)

	Three Months Ended June 30, 2016			Six Months Ended June 30, 2016
	As Reported	WPG's Share of Unconsolidated Entities	Total	As Reported	WPG's Share of Unconsolidated Entities	Total

Revenue:
Minimum rent	$141,257	$14,296	$155,553	$284,362	$28,276	$312,638
Overage rent	1,911	510	2,421	5,368	795	6,163
Tenant reimbursements	59,410	5,312	64,722	117,366	10,518	127,884
Other income	3,160	263	3,423	8,673	567	9,240
Total revenues	205,738	20,381	226,119	415,769	40,156	455,925

Expenses:
Property operating	(39,525)	(4,349)	(43,874)	(83,459)	(8,754)	(92,213)
Real estate taxes	(26,397)	(1,943)	(28,340)	(50,888)	(4,046)	(54,934)
Advertising and promotion	(2,597)	(356)	(2,953)	(4,829)	(587)	(5,416)
Total recoverable expenses	(68,519)	(6,648)	(75,167)	(139,176)	(13,387)	(152,563)
Depreciation and amortization	(69,232)	(9,429)	(78,661)	(140,635)	(18,993)	(159,628)
Provision for credit losses	(1,763)	(204)	(1,967)	(2,495)	(443)	(2,938)
General and administrative	(9,432)	—	(9,432)	(20,236)	31	(20,205)
Merger, restructuring and transaction costs	(29,914)	—	(29,914)	(29,914)	—	(29,914)
Ground rent	(1,043)	(928)	(1,971)	(2,100)	(1,873)	(3,973)
Total operating expenses	(179,903)	(17,209)	(197,112)	(334,556)	(34,665)	(369,221)

Operating Income	25,835	3,172	29,007	81,213	5,491	86,704

Interest expense, net	(34,466)	(3,643)	(38,109)	(71,814)	(7,121)	(78,935)
Gain on extinguishment of debt, net	34,078	—	34,078	34,078	—	34,078
Income and other taxes	(114)	(37)	(151)	(1,093)	(39)	(1,132)
Loss from unconsolidated entities, net	(508)	508	—	(1,669)	1,669	—
Loss on disposition of interests in properties, net	(88)	—	(88)	(2,297)	—	(2,297)

Net income	24,737	—	24,737	38,418	—	38,418
Net income attributable to noncontrolling interests	3,422	—	3,422	5,081	—	5,081
Net income attributable to the Company	21,315	—	21,315	33,337	—	33,337
Less: Preferred share dividends	(3,508)	—	(3,508)	(7,016)	—	(7,016)
Net income attributable to common shareholders	$17,807	$—	$17,807	$26,321	$—	$26,321

SUPPLEMENTAL INFORMATION | 7

BALANCE SHEET
INCLUDING PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES
WP Glimcher Inc.
(Unaudited, dollars in thousands)

	June 30, 2016 As Reported	WPG's Share of Unconsolidated Entities	June 30, 2016 Total Share
Assets:
Investment properties at cost	$6,491,583	$879,989	$7,371,572
Construction in progress	91,958	14,545	106,503
	6,583,541	894,534	7,478,075
Less: accumulated depreciation	2,270,747	57,806	2,328,553
	4,312,794	836,728	5,149,522

Cash and cash equivalents	63,445	8,833	72,278
Tenant receivables and accrued revenue, net (see components on page 3)	83,207	11,537	94,744
Investment in and advances to unconsolidated entities, at equity	468,798	—	468,798
Deferred costs and other assets (see components on page 3)	288,622	73,416	362,038
Total assets	$5,216,866	$930,514	$6,147,380

Liabilities:
Mortgage notes payable	$1,672,915	$429,807	$2,102,722
Notes payable	247,274	—	247,274
Unsecured term loans	1,333,920	—	1,333,920
Revolving credit facility	256,267	—	256,267
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	361,252	59,603	420,855
Distributions payable	2,992	—	2,992
Cash distributions and losses in partnerships and joint ventures, at equity	15,389	—	15,389
Total liabilities	3,890,009	489,410	4,379,419

Redeemable noncontrolling interests	5,765	—	5,765

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	—	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	—	98,325
Common stock	19	—	19
Capital in excess of par value	1,234,277	441,104	1,675,381
Accumulated deficit	(280,623)	—	(280,623)
Accumulated other comprehensive loss	(14,295)	—	(14,295)
Total stockholders' equity	1,141,954	441,104	1,583,058
Noncontrolling interests	179,138	—	179,138
Total equity	1,321,092	441,104	1,762,196
Total liabilities, redeemable noncontrolling interests and equity	$5,216,866	$930,514	$6,147,380

SUPPLEMENTAL INFORMATION | 8

SUMMARY OF DEBT
WP Glimcher Inc.
(dollars in thousands)

	Total Debt as of 6/30/2016	Total Debt, Including WPG Share of Unconsolidated Entities as of 6/30/2016	Total Debt as of 12/31/2015	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2015	Schedule of Maturities by Year (2)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Our Share of debt (1):
Mortgage debt
Fixed	$1,412,810	$1,412,810	$1,596,003	$1,596,003	2016	$233,611	9.6%			$233,611	9.6%
Variable	251,100	251,100	186,100	186,100	2017	139,600	3.5%			139,600	3.5%
Debt issuance costs	(5,602)	(5,602)	(6,347)	(6,347)	2018	86,889	2.9%			86,889	2.9%
Fair value debt adjustments	14,607	14,607	17,683	17,683	2019	153,815	6.1%	$758,750	1.8%	912,565	2.6%
Total mortgage debt	1,672,915	1,672,915	1,793,439	1,793,439	2020	198,541	4.2%	749,946	3.0%	948,487	3.2%
					2021	355,217	4.9%			355,217	4.9%
Unsecured debt					2022	137,049	4.4%			137,049	4.4%
Credit facility	258,750	258,750	278,750	278,750	2023	21,431	5.0%	340,000	3.5%	361,431	3.6%
Term loans	1,340,000	1,340,000	1,340,000	1,340,000	2024	358,663	4.7%			358,663	4.7%
Bonds payable	249,946	249,946	249,940	249,940	> 10 Years	401,732	3.8%			401,732	3.8%
Debt issuance costs	(11,235)	(11,235)	(13,528)	(13,528)	Fair value and debt issuance cost adjustments	16,174		(11,235)		4,939
Total unsecured debt	1,837,461	1,837,461	1,855,162	1,855,162	Total debt	$2,102,722	5.0%	$1,837,461	2.6%	$3,940,183	3.9%

Total consolidated debt	$3,510,376	$3,510,376	$3,648,601	$3,648,601

Unconsolidated debt:					(1) Includes pro-rata share of unconsolidated debt
Mortgage loans payable	$910,077	$422,637	$893,303	$416,494	(2) Includes extension options
Debt issuance costs	(2,602)	(1,222)	(2,764)	(1,410)
Fair value debt adjustments	16,455	8,392	15,012	9,066
Total unconsolidated debt	$923,930	$429,807	$905,551	$424,150

Total debt:	$4,434,306	$3,940,183	$4,554,152	$4,072,751

	% of Total Debt as of 6/30/16	Our Share of Total Debt as of 6/30/16	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity

Consolidated debt:
Fixed	71%	$2,509,089	4.6%	4.6
Variable	29%	1,001,287	2.0%	2.5
Total Consolidated	100%	$3,510,376	3.9%	4.0

Unconsolidated debt:
Fixed	100%	$429,807	4.1%	8.3
Variable	0%	—
Total Unconsolidated	100%	$429,807	4.1%	8.3

Total debt:
Fixed	75%	$2,938,896	4.6%	5.1
Variable	25%	1,001,287	2.0%	2.5
Total debt	100%	$3,940,183	3.9%	4.4

SUPPLEMENTAL INFORMATION | 9

EBITDA AND KEY BALANCE SHEET METRICS
WP Glimcher Inc.
(dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Calculation of EBITDA:
Net income (loss)	$24,737	$8,944	$38,418	$(644)
Interest expense, net	34,466	38,778	71,814	75,892
Income and other taxes	114	528	1,093	973
Depreciation and amortization	69,232	91,453	140,635	183,637
EBITDA	128,549	139,703	251,960	259,858
Adjustments related to pro-rata share of unconsolidated entities, net	13,109	5,532	26,153	5,676
Merger, restructuring and transaction costs	29,914	4,903	29,914	25,713
Loss (gain) on disposition of interests in properties, net	88	(5,147)	2,297	(5,147)
Gain on extinguishment of debt, net	(34,078)	—	(34,078)	—
Adjusted EBITDA	$137,582	$144,991	$276,246	$286,100

	Covenant Requirement	As of June 30, 2016
Key Balance Sheet Metrics:		Ratio
Total indebtedness to Total assets	≤ 65%	47.5%
Secured indebtedness to Total assets	≤ 40%	22.5%
Consolidated EBITDA / Annual service charge	≥ 1.5x	3.64x
Total unencumbered assets / Total unsecured indebtedness	> 150%	243%

Note:  Balance sheet metrics above are based upon the bond covenants definitions using the trailing 12 months of EBITDA for all properties including the Glimcher assets.

SUPPLEMENTAL INFORMATION | 10

KEY GUIDANCE ASSUMPTIONS
WP Glimcher Inc.
2016 Guidance

Year 2016
Guidance
Earnings Expectations:
FFO per share, as adjusted - diluted (1)	$1.76 to $1.82
FFO per share - diluted - third quarter	$0.42 to $0.44

Underlying Assumptions to 2016 Guidance (1):
Comparable NOI growth for core properties- fiscal year 2016 (2) (3)	1.5% to 2.5%
General and administrative expenses (including property allocated overhead)	$60-$62 million
Fair value of debt amortized as a decrease to interest expense (3)	~$7 million
Mark-to-market adjustment as an increase to base rents (3)	~$14 million
Acquisitions	None
Assumed property sales	2 to 3
Assumed lender transitions	3 to 4
Redevelopment spend (3)	$125 to $175 million
Recurring capital expenditures (3)	$65 to $70 million

(1) Guidance excludes non-cash gain in Q2 2016 of $34.1 million related to Chesapeake Square and Merritt Square lender transitions, and the merger, restructuring and transaction costs incurred in the second quarter of 2016.

(2) Excludes lease termination fees
(3) Includes pro-rata share of joint venture properties

SUPPLEMENTAL INFORMATION | 11

OPERATING METRICS
WP Glimcher Inc.
As of June 30, 2016

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy %		Store Sales Per Square Foot for 12 Months Ended		Store Occupancy Cost %		% of Total Comp NOI for 3 Months Ended 6/30/16	NOI Growth for 3 Months Ended 6/30/16
		6/30/16	6/30/15[3]	6/30/16	6/30/15[3]	6/30/16	6/30/15[3]

Community Centers	52	96.6%	96.0%					23.0%	1.5%

Tier 1 Enclosed retail properties	36	92.7%	91.1%	$411	$394	12.3%	12.3%	51.8%	4.1%
Tier 2 -Enclosed retail properties Encumbered [2]	14	85.4%	86.3%	$315	$300	13.9%	13.5%	13.5%	2.8%
Tier 2 -Enclosed retail properties Unencumbered	10	89.9%	90.8%	$309	$299	13.7%	13.5%	9.0%	1.0%
Core Enclosed Retail Properties Subtotal	60	90.6%	90.0%	$376	$359	12.7%	12.7%	74.3%	3.4%

Total Core Properties	112	92.9%	92.4%					97.3%	3.0%

ENCLOSED RETAIL PROPERTY TIERS

TIER 1		TIER 2-ENCUMBERED			TIER 2-UNENCUMBERED			NON-CORE¹
Arbor Hills		Anderson Mall			Boynton Beach Mall			Gulf View Square
Arboretum, The		Charlottesville Fashion Square			Chautauqua Mall			Knoxville Center
Ashland Town Center		Lincolnwood Town Center			Colonial Park Mall			Richmond Town Square
Bowie Town Center		Mesa Mall			Indian Mound Mall			River Oaks Center
Brunswick Square		Muncie Mall			Irving Mall			Virginia Center Commons
Clay Terrace		Oak Court Mall			Maplewood Mall
Cottonwood Mall		Port Charlotte Town Center			New Towne Mall
Dayton Mall		River Valley Mall			Northwoods Mall
Edison Mall		Rushmore Mall			Rolling Oaks Mall
Grand Central Mall		Seminole Towne Center			Sunland Park Mall
Great Lakes Mall		Southern Hills Mall
Jefferson Valley Mall		Towne West Square
Lima Mall		Valle Vista Mall
Lindale Mall		West Ridge Mall
Longview Mall
Malibu Lumber Yard
Mall at Fairfield Commons, The
Mall at Johnson City, The
Markland Mall
Melbourne Square
Morgantown Mall
Northtown Mall
Oklahoma City Properties
Orange Park Mall
Paddock Mall
Pearlridge Center
Polaris Fashion Place
Scottsdale Quarter
Southern Park Mall
The Outlet Collection | Seattle
Town Center at Aurora
Town Center Crossing & Plaza
Waterford Lakes Town Center
Weberstown Mall
Westminster Mall
WestShore Plaza

¹Non-core assets represent 2.7% of total comp NOI as of 6/30/16. Enclosed retail property store sales, occupancy percent and occupancy cost at 6/30/16 including non-core are $371, 89.6% and 12.7%, respectively.

[2]Tier 2 encumbered properties had a total debt balance of $717.2 million at June 30, 2016 with an average debt yield of 11.2%.
[3]June 30, 2015 metrics only include properties owned as of June 30, 2016.

SUPPLEMENTAL INFORMATION | 12

LEASING RESULTS
WP Glimcher Inc.
Year-to-date through June 30, 2016

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Core Enclosed Retail Properties	355	229,787	750,203	979,990	$33.02	$31.70	$32.00	8.1	4.5	5.3	$12,017	$5,983	$52.30	$7.98
Community Centers	78	258,610	136,259	394,869	$15.10	$18.17	$16.15	7.8	4.7	6.3	$9,208	$359	$35.61	$2.63
SubTotal	433	488,397	886,462	1,374,859	$23.20	$29.57	$27.29	7.9	4.5	5.5	$21,225	$6,342	$43.46	$ 7.15

Non-Core Properties	19	23,871	43,891	67,762	$17.73	$19.70	$19.14	4.0	3.0	3.3	$106	$—	$4.44	$—

Total	452	512,268	930,353	1,442,621	$23.03	$29.15	$26.98	7.8	4.4	5.4	$21,331	$6,342	$41.64	$ 6.82

	Base Minimum Rent PSF As of June 30,
	2016		2015
Core Enclosed Retail Properties	$27.24		$26.85
Community Centers	$13.21		$12.91
Total Core Properties	$21.44		$21.32

Total Portfolio (includes non-core properties)	$21.33		$21.15

Note: The leasing results exclude enclosed retail properties' anchor leases and office leases.

SUPPLEMENTAL INFORMATION | 13

RELEASING SPREADS
WP Glimcher Inc.
For the six months ended June 30, 2016

	Square Footage of Openings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Community Centers:

New	72,790	$21.25	$21.50	$(0.25)	-1.2%
Renewal	108,630	$21.03	$19.46	$1.57	8.1%
All Deals	181,420	$21.12	$20.28	$0.84	4.1%

Core Enclosed Retail Properties:

New	112,960	$41.50	$39.67	$1.83	4.6%
Renewal	671,337	$40.06	$39.52	$0.54	1.4%
All Deals	784,297	$40.27	$39.54	$0.73	1.8%

Total Core Portfolio:

New	185,750	$33.57	$32.55	$1.02	3.1%
Renewal	779,967	$37.41	$36.72	$0.69	1.9%
All Deals	965,717	$36.67	$35.92	$0.75	2.1%

Note: The Company's five non-core properties are excluded from these metrics. Spread including the non-core assets was 1.32%.

SUPPLEMENTAL INFORMATION | 14

TOP 10 TENANTS
WP Glimcher Inc.
As of June 30, 2016

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

Signet Jewelers, Ltd.	Body by Pagoda, Gordon's Jewelers, Goodman Jewelers, Jared's, J.B. Robinson Jewelers, Kay Jewelers, Leroy's Jewelers, Mark's & Morgan, Osterman's Jewelry, Piercing Pagoda, Plumb Gold, Rogers Jewelers, Silver and Gold Connection, Totally Pagoda, Zales Jewelers	168	223,779	0.3%	3.3%
L Brands, Inc.	Bath & Body Works, White Barn Candle, Pink, Victoria's Secret	133	640,402	1.0%	2.8%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker, World Footlocker	115	477,186	0.7%	2.3%
Ascena Retail Group Inc.	Ann Taylor, Catherine's, Dress Barn, Justice, Lane Bryant, Loft, Maurice's	131	666,737	1.0%	1.9%
Genesco Inc.	Buckeye Corner, Buckeye Room, Cardboard Heroes, Hat World, Johnston & Murphy, Journeys, Journeys Kidz, Lids, Locker Room by Lids, Shi by Journeys, The Hat Shack, Underground by Journeys	127	211,516	0.3%	1.4%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Sunglass Hut, Watch Station	95	252,212	0.4%	1.3%
American Eagle Outfitters, Inc.	aerie, American Eagle	49	276,814	0.4%	1.3%
The Finish Line, Inc.	Finish Line, Jack Rabbit, Running Fit, Texas Running Company	49	269,769	0.4%	1.2%
The Gap, Inc.	Athleta, Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Old Navy	36	417,857	0.6%	1.2%
Golden Gate Capital	California Pizza Kitchen, Express, Express Men, Express Factory Outlet, Eddie Bauer, Eddie Bauer Outlet, Red Lobster	53	353,328	0.5%	1.1%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent	Number of WP Owned Stores

Sears Holding Corporation *	K-Mart, Sears	53	7,589,555	11.5%	1.1%	19
JCPenney Company, Inc.	JCPenney	45	5,690,455	8.6%	1.4%	24
Macy's, Inc.	Macy's	33	5,624,726	8.5%	0.3%	6
Dillard's, Inc.	Dilliards	27	3,806,822	5.8%	0.1%	2
The Bon-Ton Stores, Inc.	Bon-Ton, Carson Pirie Scott, Elder Beerman, Herbergers, Younkers	17	1,666,524	2.5%	0.9%	15
Target Corporation	Target, Super Target	11	1,520,830	2.3%	0.0%	1
Kohl's Corporation	Kohl's	13	1,089,873	1.7%	0.8%	10
Belk, Inc.	Belk, Belk for Her, Belk Home Store	13	1,070,585	1.6%	0.4%	8
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	16	974,803	1.5%	1.7%	13
Wal-Mart Stores, Inc.	Wal-Mart, Sam's Club	5	772,215	1.2%	0.9%	1

* Includes 11 stores owned by Seritage Growth Properties

SUPPLEMENTAL INFORMATION | 15

LEASE EXPIRATIONS (1)
WP Glimcher Inc.
As of June 30, 2016

Enclosed Retail Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of ERM Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	215	—	441,361	441,361	$—	$32.33	2.8%
2016	218	644,548	627,027	1,271,575	$8.70	$27.50	3.2%
2017	869	2,299,042	2,710,296	5,009,338	$2.46	$26.58	14.0%
2018	753	2,153,291	2,149,409	4,302,700	$4.93	$29.42	13.5%
2019	557	2,409,581	1,894,049	4,303,630	$3.97	$27.63	11.7%
2020	463	1,988,749	1,666,574	3,655,323	$5.03	$25.76	10.4%
2021	384	2,849,714	1,359,387	4,209,101	$5.54	$24.84	9.0%
2022	255	917,905	965,532	1,883,437	$6.99	$27.44	6.2%
2023	282	1,843,030	1,202,174	3,045,204	$7.70	$25.42	7.6%
2024	222	761,956	850,525	1,612,481	$3.69	$29.17	4.9%
2025	208	1,376,848	918,913	2,295,761	$15.17	$26.46	5.9%
2026 and Thereafter	282	13,393,132	1,143,935	14,537,067	$6.41	$24.72	6.8%
Specialty Leasing Agreements w/ terms in excess of 11 months	796	—	1,861,657	1,861,657	$—	$10.67	4.0%

Community Centers
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of CSC Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	26	—	86,806	86,806	$—	$17.82	0.7%
2016	51	109,774	131,732	241,506	$7.58	$19.61	2.3%
2017	155	701,969	465,462	1,167,431	$6.78	$18.83	9.6%
2018	153	952,894	441,587	1,394,481	$10.88	$17.26	13.1%
2019	152	717,567	488,622	1,206,189	$10.39	$19.78	12.5%
2020	174	1,274,155	538,523	1,812,678	$11.50	$21.91	19.3%
2021	118	1,333,524	373,369	1,706,893	$9.03	$18.41	13.8%
2022	50	559,270	223,354	782,624	$9.59	$15.96	6.1%
2023	53	440,356	220,816	661,172	$9.98	$19.31	6.3%
2024	42	459,153	198,008	657,161	$8.82	$18.73	5.7%
2025	39	158,355	108,132	266,487	$12.41	$24.30	3.4%
2026 and Thereafter	80	3,568,401	420,167	3,988,568	$10.06	$13.76	7.0%
Specialty Leasing Agreements w/ terms in excess of 11 months	11	—	42,854	42,854	$—	$2.97	0.1%

(1) Does not consider the impact of renewal options that may be contained in leases.

SUPPLEMENTAL INFORMATION | 16

CAPITAL EXPENDITURES
WP Glimcher Inc.
(dollars in thousands)

	Three Months Ended June 30, 2016	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended June 30, 2015

New Developments	$10,311	$—	$10,311	$384	$—	$384
Redevelopments, Renovations, and Expansions	$22,191	$2,930	$25,121	$27,461	$—	$27,461
Deferred Leasing Costs	$4,019	$697	$4,716	$3,773	$53	$3,826

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$3,934	$555	$4,489	$10,276	$285	$10,561
Operational capital expenditures	3,122	142	3,264	6,371	20	6,391
Total Property Capital Expenditures	$7,056	$697	$7,753	$16,647	$305	$16,952

	Six Months Ended June 30, 2016	Unconsolidated Joint Venture Proportionate Share	Total Six Months Ended June 30, 2016	Six Months Ended June 30, 2015	Unconsolidated Joint Venture Proportionate Share	Total Six Months Ended June 30, 2015

New Developments	$12,292	$—	$12,292	$1,128	$—	$1,128
Redevelopments, Renovations, and Expansions	$27,682	$8,017	$35,699	$52,207	$—	$52,207
Deferred Leasing Costs	$7,896	$863	$8,759	$7,550	$53	$7,603

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$10,014	$1,957	$11,971	$18,039	$285	$18,324
Operational capital expenditures	4,735	262	4,997	8,000	20	8,020
Total Property Capital Expenditures	$14,749	$2,219	$16,968	$26,039	$305	$26,344

SUPPLEMENTAL INFORMATION | 17

REDEVELOPMENT PROJECTS
WP Glimcher Inc.
As of June 30, 2016
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)	Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Fairfield Town Center	Houston	TX	Multi-phase retail development (approved phases)	100%	$50,000 - $60,000	7% - 9%	$23,090		2016/2017

Jefferson Valley Mall	Yorktown Hts	NY	New Dick's Sporting Goods, Ulta Cosmetics, and interior/exterior renovation	100%	$40,000 - $42,000	8% - 9%	$13,124		2016 4Q

Lincoln Crossing	O'Fallon	IL	Academy Sports expansion	100%	$6,000 - $8,000	9% - 11%	$5,642		2017 2Q

Lindale Mall	Cedar Rapids	IA	New Kirkland's, Carter's, and OshKosh B'Gosh	100%	$3,000 - $5,000	9% - 11%	$967		2016 4Q

Longview Mall	Longview	TX	New Dick's Sporting Goods, H&M and interior/exterior renovation	100%	$14,000 - $16,000	8% - 10%	$4,048		2016 4Q

New Towne Mall	New Philadelphia	OH	Re-tenant Sears anchor space with Dick's Sporting Goods	100%	$6,000 - $7,000	7% - 8%	$689		2016 4Q

Scottsdale Quarter - Phase III	Scottsdale	AZ	New ground-level retail in existing residential building; New retail and office tenants in new mixed-use building	51%	$53,800 - $63,800	7% - 8%	$43,494	(4)	2016 4Q

Town Center Plaza	Leawood	KS	New building with Arhaus and Restoration Hardware	51%	$18,000 - $22,000	7% - 8%	$15,769	(5)	2016 3Q

Westminster Mall	Westminster	CA	New Sky Zone, Luxe Buffet and additional restaurant	100%	$6,000 - $7,000	11% - 13%	$1,745		2017 4Q

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process. Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment, although each project does benefit other aspects of the property. The yield includes near-term renewals.

(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) Amount shown is 100% of the project spend as these leases were executed prior to the O'Connor Joint Venture formation.

SUPPLEMENTAL INFORMATION | 18

PROPERTY INFORMATION
WP Glimcher Inc.
As of June 30, 2016

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Enclosed Retail Properties
Anderson Mall	SC	Anderson	100%	670,031	314,842	355,189	12/1/2022	4.61%	Fixed	$19,237	$19,237
Arbor Hills	MI	Ann Arbor	93%	87,395	87,395	0	1/1/2026	4.27%	Fixed	$25,498	$23,739
Arboretum, The	TX	Austin	100%	195,302	195,302	0
Ashland Town Center	KY	Ashland	100%	433,819	330,429	103,390	7/6/2021	4.90%	Fixed	$38,817	$38,817
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	578,044	276,746	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	1,102,251	590,697	511,554
Brunswick Square	NJ	East Brunswick (New York)	100%	759,999	288,703	471,296	3/1/2024	4.80%	Fixed	$74,406	$74,406
Charlottesville Fashion Square	VA	Charlottesville	100%	577,943	354,239	223,704	4/1/2024	4.54%	Fixed	$48,295	$48,295
Chautauqua Mall	NY	Lakewood	100%	427,826	422,850	4,976
Chesapeake Square Theater	VA	Chesapeake (VA Beach)	100%	42,248	42,248	0
Clay Terrace	IN	Carmel (Indianapolis)	100%	575,877	557,001	18,876
Colonial Park Mall	PA	Harrisburg	100%	738,966	363,298	375,668
Cottonwood Mall	NM	Albuquerque	100%	1,051,468	409,891	641,577	4/6/2024	4.82%	Fixed	$101,605	$101,605
Dayton Mall	OH	Dayton	100%	1,443,180	771,399	671,781	9/1/2022	4.57%	Fixed	$82,000	$82,000
Edison Mall	FL	Fort Myers	100%	1,055,073	572,780	482,293
Grand Central Mall	WV	Parkersburg	100%	848,378	737,897	110,481	7/6/2020	6.05%	Fixed	$41,505	$41,505
Great Lakes Mall	OH	Mentor (Cleveland)	100%	1,287,748	580,614	707,134
Gulf View Square (3)	FL	Port Richey (Tampa)	100%	756,098	401,451	354,647
Indian Mound Mall	OH	Newark	100%	556,573	463,912	92,661
Irving Mall	TX	Irving (Dallas)	100%	1,053,618	490,073	563,545
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100%	508,361	342,669	165,692
Knoxville Center (3)	TN	Knoxville	100%	970,028	515,416	454,612
Lima Mall	OH	Lima	100%	742,877	543,055	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	422,994	422,993	1	4/1/2021	4.26%	Fixed	$51,096	$51,096
Lindale Mall	IA	Cedar Rapids	100%	713,069	462,316	250,753
Longview Mall	TX	Longview	100%	641,472	193,255	448,217
Malibu Lumber Yard	CA	Malibu	100%	31,479	31,479	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,028,461	853,641	174,820
Mall at Johnson City, The	TN	Johnson City	51%	571,852	496,444	75,408	5/6/2020	6.76%	Fixed	$51,160	$26,092
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	906,262	323,782	582,480
Markland Mall	IN	Kokomo	100%	417,669	414,189	3,480
Melbourne Square	FL	Melbourne	100%	723,765	419,855	303,910
Mesa Mall	CO	Grand Junction	100%	873,826	431,122	442,704	6/1/2016	9.79%	Fixed	$87,250	$87,250
Morgantown Mall	WV	Morgantown	100%	556,173	556,173	0
Muncie Mall	IN	Muncie	100%	641,804	387,978	253,826	4/1/2021	4.19%	Fixed	$35,654	$35,654
New Towne Mall	OH	New Philadelphia	100%	509,536	509,536	0
Northtown Mall	MN	Blaine	100%	606,093	606,093	0
Northwoods Mall	IL	Peoria	100%	692,260	219,291	472,969
Oak Court Mall	TN	Memphis	100%	846,570	360,753	485,817	4/1/2021	4.76%	Fixed	$38,692	$38,692
Oklahoma City Properties	OK	Oklahoma City	99%	288,088	288,088	0
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	959,432	556,252	403,180
Paddock Mall	FL	Ocala	100%	549,009	318,452	230,557
Pearlridge Center	HI	Aiea	51%	1,139,329	1,086,052	53,277	6/1/2025	3.53%	Fixed	$225,000	$114,750
Polaris Fashion Place	OH	Columbus	51%	1,571,400	734,929	836,471	3/1/2025	3.90%	Fixed	$225,000	$114,750
							3/1/2025	4.46%	Fixed	$15,500	$7,905
Port Charlotte Town Center (4)	FL	Port Charlotte	100%	770,745	486,536	284,209	11/1/2020	5.30%	Fixed	$44,444	$44,444
Richmond Town Square (3)	OH	Richmond Heights (Cleveland)	100%	1,011,473	541,522	469,951
River Oaks Center (3)	IL	Calumet City (Chicago)	100%	1,178,510	674,246	504,264

SUPPLEMENTAL INFORMATION | 19

PROPERTY INFORMATION
WP Glimcher Inc.
As of June 30, 2016

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Enclosed Retail Properties
River Valley Mall	OH	Lancaster	100%	521,678	521,678	0	1/11/2016	8.65%	Fixed	$44,861	$44,861
Rolling Oaks Mall	TX	San Antonio	100%	881,747	285,439	596,308
Rushmore Mall	SD	Rapid City	100%	829,277	752,801	76,476	2/1/2019	5.79%	Fixed	$94,000	$94,000
Scottsdale Quarter	AZ	Scottsdale	51%	708,679	708,679	0	6/1/2025	3.53%	Fixed	$165,000	$84,150
Seminole Towne Center	FL	Sanford (Orlando)	22%	1,111,105	597,814	513,291	5/6/2021	5.97%	Fixed	$56,048	$12,544
Southern Hills Mall	IA	Sioux City	100%	793,918	549,786	244,132	6/1/2016	9.79%	Fixed	$101,500	$101,500
Southern Park Mall	OH	Youngstown	100%	1,206,429	1,010,865	195,564
Sunland Park Mall	TX	El Paso	100%	927,511	332,574	594,937
Outlet Collection | Seattle, The	WA	Seattle	100%	920,854	920,854	0	1/14/2020	1.97%	Variable	$86,500	$86,500
Town Center at Aurora	CO	Aurora (Denver)	100%	1,080,935	340,993	739,942	4/1/2021	4.19%	Fixed	$54,750	$54,750
Town Center Crossing & Plaza	KS	Leawood	51%	620,828	484,267	136,561	2/1/2027	4.25%	Fixed	$35,573	$18,142
							2/1/2027	5.00%	Fixed	$71,640	$36,536
Towne West Square	KS	Wichita	100%	943,715	447,181	496,534	6/1/2021	5.61%	Fixed	$47,461	$47,461
Valle Vista Mall	TX	Harlingen	100%	650,633	492,232	158,401	5/10/2017	5.35%	Fixed	$40,000	$40,000
Virginia Center Commons (3)	VA	Glen Allen	100%	774,469	433,560	340,909
Waterford Lakes Town Center	FL	Orlando	100%	966,090	691,590	274,500
Weberstown Mall	CA	Stockton	100%	856,827	262,007	594,820	6/8/2018	2.22%	Variable	$65,000	$65,000
West Ridge Mall	KS	Topeka	100%	996,014	391,903	604,111	3/6/2024	4.84%	Fixed	$41,756	$41,756
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,214,370	441,678	772,692	4/1/2024	4.65%	Fixed	$82,163	$82,163
WestShore Plaza	FL	Tampa	100%	1,076,400	847,938	228,462	10/1/2017	2.80%	Variable	$99,600	$99,600
Enclosed Retail Properties Total				51,195,853	31,541,723	19,654,130				$2,291,011	$1,859,199

Community Centers
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	696,641	385,096	311,545
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,589	40,927	65,662
Canyon View Marketplace	CO	Grand Junction	100%	43,053	43,053	0	11/6/2023	5.47%	Fixed	$5,431	$5,431
Charles Towne Square	SC	Charleston	100%	71,794	71,794	0
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	305,853	128,972	176,881
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	251,983	216,870	35,113	11/1/2023	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,756	204,295	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,673	109,154	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,911	44,091	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	249,488	245,999	3,489
Fairfield Town Center	TX	Houston	100%	108,000	0	108,000
Forest Plaza	IL	Rockford	100%	434,839	414,542	20,297	10/10/2019	7.50%	Fixed	$16,761	$16,761
Gaitway Plaza (4)	FL	Ocala	99%	208,039	207,239	800
Gateway Centers	TX	Austin	100%	512,339	403,336	109,003
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	155,355	146,127	9,228
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,371	53,615	53,756	1/1/2018	3.17%	Fixed	$12,378	$12,378
Keystone Shoppes	IN	Indianapolis	100%	29,126	29,126	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,568	124,939	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	367,369	311,960	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,854	356,417	30,437	10/10/2019	7.50%	Fixed	$15,702	$15,702
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	245,123	39,658	205,465
MacGregor Village	NC	Cary	100%	146,774	146,774	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,774	317,639	123,135	10/6/2022	4.28%	Fixed	$23,430	$23,430

SUPPLEMENTAL INFORMATION | 20

PROPERTY INFORMATION
WP Glimcher Inc.
As of June 30, 2016

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Community Centers
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	273,836	182,436	91,400
Morgantown Commons	WV	Morgantown	100%	230,843	230,843	0
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/10/2019	7.50%	Fixed	$6,528	$6,528
North Ridge Shopping Center	NC	Raleigh	100%	169,796	164,396	5,400	12/1/2022	3.41%	Fixed	$12,383	$12,383
Northwood Plaza	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	100%	405,925	372,088	33,837	8/1/2021	5.49%	Fixed	$35,773	$35,773
Plaza at Buckland Hills, The	CT	Manchester	100%	327,785	216,886	110,899
Richardson Square	TX	Richardson (Dallas)	100%	517,267	41,354	475,913
Rockaway Commons	NJ	Rockaway (New York)	100%	239,050	229,162	9,888
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	374,430	73,154	301,276
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	202,952	191,999	10,953
Shops at Arbor Walk, The	TX	Austin	100%	458,469	280,315	178,154	8/1/2021	5.49%	Fixed	$40,431	$40,431
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,039	365,039	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	391,653	329,811	61,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	565,538	216,194	349,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	575,548	290,009	285,539
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Plaza	KS	Topeka	100%	253,086	98,593	154,493	3/6/2024	4.84%	Fixed	$10,439	$10,439
West Town Corners (4)	FL	Altamonte Springs (Orlando)	100%	382,423	233,805	148,618
Westland Park Plaza (4)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	404,879	248,533	156,346	10/10/2019	7.50%	Fixed	$13,056	$13,056
Whitehall Mall	PA	Whitehall	100%	613,731	598,857	14,874	11/1/2018	7.00%	Fixed	$9,511	$9,511
Wolf Ranch	TX	Georgetown (Austin)	100%	629,729	417,543	212,186
Community Centers Total				14,698,105	9,987,837	4,710,268				$217,823	$217,823

Total				65,893,958	41,529,560	24,364,398				$2,508,834	$2,077,022

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of extension options.
(3) Non-core property.
(4) WPG receives substantially all economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).

SUPPLEMENTAL INFORMATION | 21

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDA
Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and unrealized remeasurement adjustment of derivative instrument.

- Funds from operations (FFO)
Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)
Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income and sales from outparcels.

- Occupancy
Occupancy is the percentage of total owned square footage ("GLA") which is leased as of the last day of the reporting period. For enclosed retail properties, all company owned space except for anchors, majors, office and outlots are included in the calculation. For community lifestyle centers, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
- Re-leasing spread
Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For enclosed retail properties, majors, freestanding and office tenants are excluded. For Community Centers, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the current quarter and year-to-date period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

- Sales PSF	Trailing twelve-month sales for in-line stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

SUPPLEMENTAL INFORMATION | 22